Exhibit 10.31

                      SCHEDULE TO DEBT SETTLEMENT AGREEMENT
                               September 30, 1997

In addition to the Debt Settlement Agreement dated September 30, 1997, between the Company and Wilfried Struck (the "Struck Agreement"), the Company on the same date entered into debt settlement agreements with identical terms to the Steiner Agreement with the following individuals in settlement of the following amounts:


                                                                              Amount Owing
     Name of Optionee                     No. of Shares                        (Canadian)
     ----------------                     -------------                      ---------------

Tomasovich Family Trust                      77,137                             $56,310.37

Stephens Berg & Lasater                     100,000                             $73,000.00*

Delbert Steiner                             247,781                            $180,880.22

Robert Young & Associates                    39,315                             $28,700.00

Staley Okada Chandler & Scott                64,407                             $47,016.99


* The Company owed $231,997.49 of which Stephens Berg & Lasater forgave $179,138.19 leaving $52,859.30 being C$73,000.00.